UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 6, 2020 (February 6, 2020)

BOSTON OMAHA CORPORATION (formerly known as REO PLUS, INC.)
(Exact name of registrant as specified in its Charter)

Delaware	001-38113	27-0788438
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

(Address and telephone number of principal executive offices, including zip code) 1411 Harney St., Suite 200 Omaha, Nebraska 68102

(857) 256-0079

(Former name or address, if changed since last report)

Not Applicable

Securities registered under Section 12(b) of the Exchange Act:

Title of Class	Trading Symbol	Name of Exchange on Which Registered
Class A common stock, $0.001 par value per share	BOMN	The Nasdaq Stock Market LLC (NASDAQ Capital Market)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act   (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.08	SHAREHOLDER DIRECTOR NOMINATIONS

To the extent applicable, the information in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.08.

ITEM 8.01	OTHER ITEMS

On February 6, 2020, the Board of Directors of Boston Omaha Corporation (“the Company”) established Saturday, May 30, 2020 as the date of the Company’s 2020 annual meeting of stockholders (the “2020 Annual Meeting”). This date for the 2020 Annual Meeting does not represent a change of more than 30 calendar days from the date of the previous year’s meeting. The exact time and location of the 2020 Annual Meeting, which will be held in Omaha, Nebraska, will be specified in the Company’s proxy statement for the 2020 Annual Meeting.

Pursuant to the Company’s Amended and Restated Bylaws, written notice from a stockholder interested in nominating a candidate for election as a director of the Company at the 2020 Annual Meeting or bringing other business before the 2020 Annual Meeting must be delivered to or mailed and received at the principal executive offices of the Corporation, 1411 Harney Street, Suite 200, Omaha, Nebraska 68102, by no later than the close of business on Tuesday, March 10, 2020. This notice must include all of the information required by the Company’s Amended and Restated Bylaws.

In addition, on February 6, 2020, the Company issued a press release entitled “Boston Omaha Corporation’s 2020 Annual Shareholder Meeting Scheduled for May 30 in Omaha, Nebraska”. The full text of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference. The press release was also simultaneously filed on the Company’s website.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)                      Exhibits. The Exhibit Index set forth below is incorporated herein by reference.

EXHIBIT INDEX

Exhibit
Number	Exhibit Title

99.1	Press release, dated February 6, 2020, titled “Boston Omaha Corporation’s 2020 Annual Shareholder Meeting Scheduled for May 30 in Omaha, Nebraska”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON OMAHA CORPORATION
(Registrant)

By:	/s/ Joshua P. Weisenburger
Joshua P. Weisenburger
Chief Financial Officer

Date: February 6, 2020

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